SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8- K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2016

VIEW SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30178	59-2928366
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 Lansdowne, Suite U
Baltimore, Maryland 21227
(Address of principal executive offices)

(410) 242-8439
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous Independent Registered Public Accounting Firm

On May 9, 2016, Board of Directors of the Company approved the termination of Stegman & Company (“Stegman”) as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified and approved the appointment of Enterprise CPAs, Ltd. (“Enterprise”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and its engagement agreement dated May 9, 2016. Enterprise is located at 209 W 23rd Street, Suite 2, Chicago, IL 60616.

The Company’s consolidated financial statements of the fiscal years ended December 31, 2011 through 2014 were audited byStegman’s reports on our financial statements, which did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Stegman’s reports on our financial statements for the fiscal year ended December 31, 2011 through September 30, 2015, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2011 and through May 9, 2016, (a) there were no disagreements with Stegman on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stegman, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Stegman with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Stegman to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of Stegman's letter to the SEC dated May 2, 2016.

During the Company's previous fiscal years ended December 31, 2011 through 2014 and through May 9, 2016, neither the Company nor anyone on the Company's behalf consulted with Enterprise regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized Stegman to respond fully to all inquiries of Enterprise.

(b) New Independent Registered Public Accounting Firm

On August 9, 2016, the Board of Directors of the Company determined to engage Boyle CPA, LLC of Red Bank, NJ (Boyle) to serve as the Company’s independent registered public accounting firm, effective August 9, 2016. During the Company’s two most recent fiscal years and through August 9, 2016, the Company did not consult with Boyle regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Company’s financial statements by Boyle, in either case where a written report or oral advice provided by Boyle that Boyle determined would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (c) any other matter that was the subject of a disagreement between the Company and its former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).  Boyle will as required, re-audit fiscal year ended December 31, 2015 when it conducts our audit for fiscal year ended December 31, 2016.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Auditors to the Securities and Exchange Commission dated May 17, 2016 (Filed with Form 8-K dated May 9, 2016 and filed on May 18, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

View Systems, Inc.

Date:	February 2, 2017	By:	GUNTHER THAN
		Name:	Gunther Than
		Title:	President